SECURITIES AND EXCHANGE COMMISSION

		            	 Washington, D.C. 20549

			            	  FORM 8-K

	                  	     CURRENT REPORT




	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	   Date of Report (Date of earliest event reported):  March 29, 2002





	                  CSG SYSTEMS INTERNATIONAL, INC.
	---------------------------------------------------------------------
       		(Exact name of registrant as specified in its charter)




	         Delaware                 0-27512          47-0783182
	----------------------------   -------------   ----------------
	(State or other jurisdiction   (Commission     (IRS Employer
	 of incorporation)              File Number)    Identification
					                Number)




	  7887 East Belleview Avenue, Suite 1000, Englewood, CO  80111
	---------------------------------------------------------------
	(Address of principal executive offices)             (Zip Code)




	Registrant's telephone number, including area code: (303) 796-2850




Item 5.  Other Events and Regulation FD Disclosure.
-------  ------------------------------------------
	On March 29, 2002, CSG Systems, Inc., a wholly owned subsidiary of the registrant, issued a press release stating that a complaint had been filed by AT&T in Arapahoe County District Court alleging that CSG was in breach of the Master Subscriber Management System Agreement entered into in 1997 by CSG not providing AT&T with data. CSG believes AT&T is not entitled to the data under the Agreement at this time.


	A copy of such press release is attached to this Form 8-K as Exhibit
99.1.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
         (c)  Exhibit

  	 99.1	Press release of CSG Systems, Inc. dated March 29, 2002.




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Date:  March 29, 2002
	       --------------

				CSG SYSTEMS INTERNATIONAL INC.

				By:  /s/ Joseph T. Ruble
				     ------------------------------
                                         Joseph T. Ruble, Secretary
					 and General Counsel



			CSG Systems International, Inc.

				Form 8-K

			     Exhibit Index

Exhibit
Number				Description
-------                         -----------

 99.1	Press release of CSG Systems, Inc. dated March 29, 2002.